UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 22, 2010
Date of Report (Date of earliest event reported)

NPS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

550 Hills Drive, 3rd Floor
Bedminster, NJ 07921
(Address of principal executive offices)

(908) 450-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

On July 22, 2010, NPS Pharmaceuticals, Inc. issued a press release announcing completion of randomization of patients for its Phase 3 registration study of GATTEX® (teduglutide) known as STEPS.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of NPS Pharmaceuticals, Inc. dated July 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 22, 2010	NPS PHARMACEUTICALS, INC.

		By:	/s/ EDWARD STRATEMEIER
Edward Stratemeier
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of NPS Pharmaceuticals, Inc. dated July 22, 2010.